                                                               Exhibit 10.68

                            NESTE SERVICE AGREEMENT


                                BY AND BETWEEN

                                  NESTE OY,
          a company organized and existing under the laws of Finland, having an office at
              P.O.Box 20, Keilaniemi, FIN-02151 Espoo, Finland,
                      hereinafter referred to as "NESTE"

                                      AND

                             STYROCHEM FINLAND OY,
          a company organized and existing under the laws of Finland, hereinafter referred to as "STYROCHEM"

                                      AND

                         RADNOR HOLDINGS CORPORATION,
              a company organized and existing under the laws of
                the state of Delaware United States of America,
                             having an office at
Three Radnor Corporation Center, Suite 300, Radnor, Pennsylvania, 19087 U.S.A.,
                     as Guarantor under Article 15 hereof.

                         Dated as of 15 October, 1997
                            (the "Effective Date")


WHEREAS;        NESTE has transferred to STYROCHEM its polystyrene business;

WHEREAS; STYROCHEM requires certain commercial services for a transitory period so as to ensure the continuity of the said business and has requested NESTE to provide these services;

WHEREAS; NESTE is willing to provide these Services, the scope and the extent of which is determined by this Agreement and reasonable business practice;

WHEREAS; STYROCHEM's polystyrene site and NESTE's Porvoo Works are integrated plants with regard to certain services and this integration lays the basis for a prolonged co-operation in certain types of services.

NOW THEREFORE, in consideration of the foregoing, STYROCHEM and NESTE agree as follows:
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                                                                               2

                            ARTICLE 1 - DEFINITIONS
                            -----------------------

1.1 The following capitalized words and phrases shall have the meanings described below:

        1.1.1      "Affiliate": means in relation to any Party:
                   a) any person which owns and controls more than fifty per
                      cent (50%) of the capital stock and voting rights of such Party;

                   b) any person more than fifty per cent (50%) of the capital stock and voting rights of which are owned and controlled by such Party; or

                   c) any person more than fifty per cent (50%) of the capital stock and voting rights of which are owned and controlled by one or more persons qualifying as Affiliates under a) or b) above.

        1.1.2 "Agreement" means this Agreement and the Appendices attached hereto which form an integral part hereof.

        1.1.3 "Month": means a calendar month commencing on the first day of that month.

        1.1.4 "Porvoo Works": oil refinery, chemical plants and other facilities owned or operated by NESTE in Porvoo.

        1.1.5 "Service(s)": the service(s) to be provided by NESTE and its Affiliates to STYROCHEM and its Affiliates. Following is a listing of these commercial services:

                   1. Services provided by Neste Corporate Services.
                          1.a. Services related to work and spare time.
                                1.a.1. Payroll Computation Services.
                                1.a.2. Personnel Register Services.
                                1.a.3. Travel Bill Verification Services.
                                1.a.4. Catering Services.
                                1.a.5. Personnel Club Services.
                                1.a.6. Services Related to Sports and Exercise. 1.a.7. Services Related to Transportation to and from Work.
                          1.b. Administration Services.
                                1.b.1. Document Services.
                                1.b.2. Office Services.
                                       1.b.2.1. Mail and Messenger Services.
                                       1.b.2.2. Office Equipment Services.
                                       1.b.2.3. Rental Service of Copying
                          Machines.
                                       1.b.2.4. Storage, Distribution and
                          Packaging Services.
                                1.b.3. Transportation and Car Management
                                Services.
                                1.b.4. Telephone Central Services.
                          1.c. Real Property and Premises Services.

                                1.c.1. Personnel Housing Services.
                                1.c.2. Cleaning Services.
                                1.c.3. Waste Management Services.
                                1.c.4. Road Maintenance Services.
                                1.c.5. Security and Surveillance Services.
                                1.c.6. Work Time Management Services.
                          1.d. Occupational Health Services.
                          1.e. Information Services.
                          1.f. Development Services.

                   2. Services provided by Neste Chemicals.
                          2.a. EHSQ Services.
                          2.b. Purchase Services.
                          2.c. Maintenance Services.
                          2.d. Bookkeeping and Accounting.

                   3. Services provided by Neste Oils.
                          3.a. Fire Fighting and Fire Protection Services. 3.b. Harbour Services.
                          3.c. Warehouse Services.

                   4. Services provided by Neste's other units.
                          4.a. Environment and Industrial Hygiene Services. 4.b. Technology Services.
                          4.c. Neste Data Services.
                                4.c.1. Services Related to Information Systems. 4.c.2. End User Support Services.
                                4.c.3. Telecommunication Services.

                   5. Service provided by any of the above.
                          5.a. Service Relative to Exchange of Experts.

        1.1.6 "Third Party": any person, firm or company other than NESTE, STYROCHEM or an Affiliate.


                         ARTICLE 2 - AGREEMENT PERIOD
                         ----------------------------

2.1 This Agreement shall enter into force on the Effective Date hereof and shall remain in force and effect for so long as any Service is provided hereunder, subject to Article 2.3. Except as set forth in Article 2.2, this Agreement shall continue as to a specific Service until the 31st of December 1998 and subsequently in one (1) year periods at a time thereafter; provided, however, that (a) STYROCHEM may terminate any such Service during any such one (1) year period by at least three (3) months' prior written notice to NESTE, in which case such Service will terminate at the end of such three (3) month notice period; and (b) NESTE may terminate any such Service during any such one (1) year period by at least six (6) months' prior written notice to STYROCHEM, in which case such Service will terminate at the end of the ongoing one (1) year period.

2.2 If stipulated otherwise in the Annexes, this Agreement shall continue being in force and binding upon the Parties with regard to a specific Service rendered to STYROCHEM under this Agreement, for the Service and for the period mentioned in that Annex only.

2.3     This Agreement may be terminated in its entirety pursuant to Article 10.


                             ARTICLE 3 - SERVICES
                             --------------------

3.1 During the Agreement Period, NESTE agrees to make available and provide to STYROCHEM the Services and STYROCHEM shall take from NESTE the same, in accordance with and subject to the terms and conditions of this Agreement and reasonable business practice.

        The performance of the Services will be carried out by NESTE's personnel.

3.2 Neither NESTE nor any of its employees or agents shall be considered an employee or agent of STYROCHEM, nor shall any partnership, co-venture or joint employer relationship be created by virtue of this Agreement or of its performance.

        NESTE will instruct its personnel involved in providing the Services to STYROCHEM of the necessity of performing such Services in a professional and conscientious manner consistent with the customary business practice and the standards normally expected during their employment.

3.3 In the performance of the Services at the Porvoo Complex NESTE undertakes to comply with all applicable laws and regulations and with NESTE's established codes of practice generally in force in NESTE and in no event shall NESTE be obliged to do anything hereunder in violation of any law or permit or in conflict with NESTE's status as an independent contractor.

        Either Party and its personnel shall, whenever entering the other Party's facilities for the purpose of performing their obligations under this Agreement, abide by the safety and security procedures in force at such facilities, provided that each Party shall deliver to the other a copy of the relevant procedures in effect upon the date of this Agreement and the other Party shall have acknowledged that it has received such copy. Each Party shall inform the other of any change to such procedures after such date.


                         ARTICLE 4 - FINANCIAL CHARGES
                         -----------------------------

        NESTE will provide the Services to STYROCHEM at fees determined in the Annexes and subject to the addition of value added tax at the applicable rate. Adjustment of the fees shall be made annually upon mutual agreement of the Parties.

                       ARTICLE 5 - INVOICES AND PAYMENTS
                       ---------------------------------

        NESTE shall send a monthly invoice to STYROCHEM for the Services as specified in the Annexes.


             ARTICLE 6 - LIABILITY AND HOLD HARMLESS AND INSURANCE
             -----------------------------------------------------

6.1 NESTE or its employees will not be liable for any loss or damage to STYROCHEM arising out of or in connection with the performance of the Services, save when due to gross negligence or willful misconduct or NESTE's failure to comply with applicable laws and regulations.

6.2 Neither Party shall be liable to the other for any indirect or consequential damages arising from or in connection with a breach of this Agreement or its negligence in the performance of its obligations under this Agreement.


                             ARTICLE 7 - HARDSHIP
                             --------------------

        If there should occur extraordinary circumstances beyond the control of the Parties hereto, unforeseeable at the time this Agreement was concluded and which profoundly alter the relative rights and obligations of this Agreement to the detriment of one of the Parties, by increasing that Party's contractual obligations in an excessive way, the Parties shall seek to modify this Agreement in an equitable fashion in order to reestablish the balance of their reciprocal duties, while protecting their respective interests.


                           ARTICLE 8 - FORCE MAJEURE
                           -------------------------

8.1 Neither Party shall be under any liability to the other due to the first Party being delayed or hindered in or prevented from performing any or all of its obligations under this Agreement, other than payments under this Agreement, by reason of fire, explosion, accident, flood, war, riot, labor dispute, strike, lockout, plant breakdown or any other cause (whether or not of the same nature as the foregoing) beyond the reasonable control of the Party in question.

8.2 If either Party is unable to perform any of its obligations under this Agreement by reason of any of the causes mentioned above in this Article 8 or if either Party considers it likely that it may become so unable then that Party shall as soon as possible notify the other Party of this fact and the reasons thereof and as soon as possible and at the latest within thirty (30) days of the initial notification informing to the best of its knowledge of the estimated extent and duration of such inability.

8.3 Each Party shall use all reasonable endeavors to remedy its inability to perform its obligations under this Agreement where such inability is caused by reason of any of the causes mentioned above in this Article 8. This does not, however, imply that either Party should be forced to terminate a strike or similar industrial action by accepting demands which they otherwise would have rejected .

                          ARTICLE 9 - CONFIDENTIALITY
                          ---------------------------

9.1 A Party (the "Recipient") shall not use for its own purposes any proprietary information (including trade secrets and confidential information) of the other Party or any of the Affiliates of the other Party (the "Disclosing Party"). The Recipient shall not divulge any such proprietary information of the Disclosing Party to any Third Party except (i) to those employees, agents, independent contractors and representatives of the Recipient who, and only to the extent that they, require knowledge of the same in connection with the obligations set out in this Agreement; (ii) as required to comply with applicable laws, regulations, ordinances, decrees, or judicial or administrative orders;
        (iii) to the extent such information has become generally available to the public for reasons other than as a result of a disclosure by the Recipient; (iv) to the extent such information has become available to the Recipient on a non-confidential basis from a source other than the Disclosing Party, unless the Recipient knew or reasonably should have known that such source owed to the Disclosing Party a confidentiality obligation with respect to such information and (v) as otherwise agreed by the Parties in writing.

9.2 In the event that this Agreement is terminated for any reason then the duties under sub-clause 9.1 hereof (including the exceptions thereto) shall survive the termination of this Agreement and shall continue in full force and effect for five (5) years following such termination. At the time of such termination, each Party shall use all reasonable endeavours to return to the other all documents in its possession, which contain proprietary information of the other Party.

                        ARTICLE 10 - EARLY TERMINATION
                        ------------------------------

        If at any time during the term of this Agreement, including any renewed periods either STYROCHEM or NESTE (the "Breaching Party"):

10.1 shall pass a resolution for winding up or if a Court shall make an order to that effect (otherwise than for the purpose of amalgamation or reconstruction), or

10.2 shall be in material breach of any of the terms of this Agreement (for example, but not limited to, delay in payment) and shall not remedy such breach within thirty (30) days from the receipt by it of written notice from the other of them (the "Non-breaching Party") of such breach (or if such Breaching Party shall be diligently pursuing a cure of such breach, then within sixty (60) days from the receipt of notice of breach), then the Non-breaching Party shall be entitled (without prejudice to its other rights and remedies) to terminate this Agreement with immediate effect upon written notice to the Breaching Party.

                            ARTICLE 11 - ASSIGNMENT
                            -----------------------

11.1 Neither Party shall be permitted to assign this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld. This Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective successors and permitted assigns.

        Notwithstanding the preceding provisions of this Article 11, either Party may assign the benefit and burden of this Agreement to an Affiliate of such Party; provided that

        a) such Affiliate agrees in writing to assume the obligations of the assigning Party hereunder; and

        b) in the case of an assignment to an Affiliate of StyroChem Finland Oy, the guarantee in Article 15 continues to apply; and

        c) in the case of an assignment to an Affiliate of Neste Oy, Neste Oy shall remain liable with the assignee Affiliate.



                          ARTICLE 12 - APPLICABLE LAW
                          ---------------------------

        This Agreement shall be governed by and construed in all respects by the laws of Finland.


                    ARTICLE 13 - DISPUTE RESOLUTION CLAUSE
                    --------------------------------------

13.1 The parties hereto shall endeavour to solve amicably any dispute arising under this Agreement.

         Any disputes arising under this Agreement, which cannot be solved by amicable means, shall be submitted to arbitration according to the rules of Arbitration of the Finnish Central Chamber of Commerce. Notwithstanding the above, the arbitrators shall be nominated as follows: Each party shall nominate one arbitrator within fifteen (15) days from the date notice was first given by the other party of that party's intention to have the matter submitted to arbitration, together with its nomination of an arbitrator.

         The arbitrators so nominated shall agree upon a third arbitrator as chairman of the arbitral tribunal within fifteen (15) days of the nomination of the second arbitrator. Failing nomination of an arbitrator by one of the parties, or agreement on the chairman by the two arbitrators within the time specified, the Finnish Central Chamber of Commerce shall, in accordance with the rules of arbitration of the Finnish Central Chamber of Commerce appoint the arbitrator and/or the chairman.

         The arbitral award rendered in accordance with Finnish law shall be final and enforceable.

         The arbitrators shall conduct the matter at their own discretion. The arbitrators shall, unless the parties otherwise agree, convene in Helsinki, FINLAND. The proceedings shall be conducted in the English language.


                             ARTICLE 14 - GENERAL
                             --------------------

14.1 No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purposes unless specifically set forth in writing signed by the Party or Parties to be bound thereby. The waiver of any right or remedy in respect of any occurrence or event on one occasion shall not be deemed a waiver of such right or remedy in respect of such occurrence or event on other occasions.

14.2 Whenever under the provision of this Agreement any notice or communication is required to be given or sent by any Party to the other Party such notice or communication shall be in English and addressed as follows unless otherwise agreed:


        (a)     in the case of NESTE:

                Neste Oy
                Neste Chemicals
                P.O.Box 20
                Keilaniemi
                FIN-02151 Espoo
                FINLAND
                Telefax: +358 - 204 50 5205
                for the attention of Kyosti Sysio, Corporate Vice President


        (b)     in the case of STYROCHEM:

                RADNOR HOLDINGS CORPORATION
                Three Radnor Corporate Center
                Suite 300
                Radnor
                Pennsylvania
                19087 U.S.A
                Telefax: +1 610 995 2697
                for the attention of Michael T. Kennedy, President

        Each notice to be given hereunder shall be delivered by courier, telefax, hand or mail (postage prepaid). Either Party may change its address specified above by giving written notice to the other Party of such change.

                     ARTICLE 15 - PARENT COMPANY GUARANTEE
                     -------------------------------------

        Radnor Holdings Corporation hereby guarantees any obligations of STYROCHEM or its successors, permitted assignees or permitted transferees, set forth in this Agreement and undertakes to fulfil them as its own.


        IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly initialed on each page and executed as of the day and year first written above, in two originals, and each of the Parties acknowledges receipt of one original.

        NESTE OY                        STYROCHEM FINLAND OY

        By:     /S/ Kyosti Sysio        By:      /S/ Michael V. Valenza
           --------------------------      --------------------------
        Name:   Kyosti Sysio            Name:    Michael V. Valenza
             ------------------------        ------------------------
        Title:  Sr. VP                  Title:   Sr. VP
              -----------------------         -----------------------


                                        RADNOR HOLDINGS CORPORATION
                                        as Guarantor under Article 15 of
                                        this Agreement

                                        By:      /S/ Michael V. Valenza
                                           -----------------------------------

                                        Name:    Michael V. Valenza
                                             ---------------------------------
                                        Title:   Sr. VP
                                              --------------------------------

Annex 1.a.1.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated on the 15th of October, 1997.

PAYROLL SERVICES

Service Provider: Neste's Corporate Services.

1. Service Description.
   The service includes payroll management of the Client's personnel in Porvoo and Kokemaki, in the current scope of the service. Salaries are paid on the 1st and 15th day of each month.

2. Foundation costs.
   For the execution of the Services described a new company has to be founded in the IT-systems causing a foundation expence of FIM 20.000, which will be paid by the Client. In case the foundation costs are less than FIM 20.000,- the charge will be corrected accordingly.

3. Obligations of the Service Provider.
   The Provider ensures that the Client receives all payroll information, as laid down by the applicable Finnish regulation, as well as payroll documentation of current quality, in compliance with all applicable laws and regulations.

4. Obligations of the Client.
   The Client shall deliver all necessary personnel information to the Provider in conformity with Neste's requirements relative to payroll management.

5. Service Price.
   The Client shall pay for the Service an amount of one hundred and ten (110) Finnish markkas per person per month.

6. Terms of Payment.
   Invoiced monthly, payable in arrear.

7. Duration.
   Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice. If after this transitional period StyroChem faces serious difficulty in implementing a Service of its own, then the Parties shall negotiate to find a feasible solution in order to overcome such difficulty.

8. Contact Persons.
   Aila Auvinen: the Service Provider.
   Pekka Suhonen: the Client.

Annex 1.a.2.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

SERVICES RELATED TO PERSONNEL REGISTER

Service Provider: Neste's Corporate Services.

1. Service Description.
   The Provider shall maintain the personnel register service in regard to Client's employees in accordance with applicable laws and regulations.

2. Obligations of the Service Provider.
   The Provider ensures the good functioning of personnel register services as laid down by the applicable Finnish regulation and other basic services in relation to the personnel register.

3. Obligations of the Client.
   The Client shall deliver the information needed for the register.

4. Service Price.
   The Client shall pay for the Service an amount of forty (40) Finnish markkas per person per month.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice. If after this transitional period StyroChem faces serious difficulty in implementing a Service of its own, then the Parties shall negotiate to find a feasible solution in order to overcome such difficulty.

7. Contact Persons.
   Sirpa Salmela: the Service Provider.
   Pekka Suhonen: the Client.

Annex 1.a.3.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

TRAVEL BILL VERIFICATION SERVICES

Service Provider: Neste's Corporate Services.

1. Service Description.
   The service includes the verification of travel bills of the Client's personnel using a travel bill information system and the development and training of a panel of secretaries attached thereto. The travel bill system is connected to the register of personnel and payroll systems.

2. Obligations of the Service Provider.
   The Provider ensures the compensation of travel expenses and the payment of allowances in accordance with the Client's regulations, directives of tax collection authorities and collective agreements.
   The Provider shall inform and advise the Client in fields related to travel and allowances and provide training in the use of the secretary panel.
   The Provider shall approve the payment for hours spent travelling in accordance with the stipulations of the collective agreements.
   Should the Client revert to use of a personnel register of his own, the Provider is under no obligation to connect travel bill verification to that system .

3. Obligations of the Client.
   The Client shall deliver the travel bills to verification with their attachments as laid down by the Client's Travel Code.
   The Client is responsible for all travel insurances.
   The rules and regulations of the Client concerning travel shall be delivered to the Provider by the Client.

4. Service Price.
   The Client shall pay for the Service an amount of thirty-seven (37) Finnish markkas per verified travel bill.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice. If after this transitional period StyroChem faces serious difficulty in implementing a Service of its own, then the Parties shall negotiate to find a feasible solution in order to overcome such difficulty.

7. Contact Persons.
   The Service Provider: Sirpa Hakkinen.
   The Client: Pekka Suhonen.

Annex 1.a.4.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

CATERING SERVICES

Service Provider: Neste's Corporate Services.

1. Service Description.
   The service includes the provision of catering services, i.e. shift and regular lunch at the Porvoo Works. Special arrangements are to be agreed upon case by case.

2. Obligations of the Service Provider.
   The Provider shall acquire all necessary technical equipment in order to fulfill its obligations laid herein at its own expense and shall take care of its insurance, regular service and repair as well as its upgrade. The Provider shall not be responsible for any other investment in the Client's premises.
   The Provider shall be responsible for the delivery of shift meals.
   It is the Provider who shall primarily take contact and co-operate with the representatives of the canteen keeper in matters relative to lunch and shift meals and see to the performance of the obligations of the canteen keeper as laid down in a separate contract.

3. Obligations of the Client.
   The Client shall provide free of charge the facilities and the needed room for the kitchen, the canteen, the storage space as well as recreational facilities for the personnel. The Client shall also ensure the maintenance of the said facilities with the exception of cleaning. The Client shall bear the cost of water, lighting, heating and power in these premises.

   The Client shall provide the shift meal sites with the necessary equipment and maintenance.

4. Service Price.
   The Client shall pay for the Service to the Provider an amount of seven (7) Finnish markkas per lunch. The Client shall pay directly to Amica, a third-party service provider the price of meals in accordance with the number of lunches provided. Guests and special services are to be taken into account in a separate agreement at agreed prices.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   As per Article 2.1 of this Agreement.

7. Contact Persons.
   The Service Provider: Sirpa Hakkinen.
   The Client: Helja Takamaki.

Annex 1.a.5.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

PERSONNEL CLUB SERVICES

Service Provider: Neste's Corporate Services.

1. Service Description.
   The personnel of the Client is entitled to participate in the activities of the personnel clubs supported by the Provider and to use property and equipment owned or otherwise held by the Provider for such activity.

2. Obligations of the Service Provider.
   The Provider shall support and supervise club activity, maintain the property and equipment in the use of clubs and shall be responsible for the contracts by which the Provider owns or holds property or equipment meant for this purpose.

3. Obligations of the Client.
   The Client shall respect the Code of Conduct of the Provider relative to club activity.

4. Service Price.
   The Client shall pay for the Service an amount of twenty-five (25) Finnish markkas per person per month.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   As per Article 2.1 of this Agreement.

7. Contact Persons.
   The Service Provider: Matti Soini.
   The Client: Tom Johansson.

Annex 1.a.6.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

SERVICES RELATIVE TO SPORTS AND EXERCISE

Service Provider: Neste's Corporate Services.

1. Service Description.
   Client's personnel is entitled to take part in sports events and campaigns organized by the Provider and to use and rent the sports facilities of the Provider, as well as those of third parties with whom the Provider has a contract, at a subvented price. The latter facilities include swimming pools, training centres and tennis, squash and badminton halls.

2. Obligations of the Service Provider.
   The Provider is responsible for the organization of sports events and campaigns, contracts on the sports facilities and publicity.

3. Obligations of the Client.
   The Client shall be responsible for the direct expenses such as participation fees, travel and outfit costs resulting from official events organized in the Client's name.

4. Service Price.
   The Client shall pay for the Service an amount of twenty-five (25) Finnish markkas per person per month.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   As per Article 2.1 of this Agreement.

7. Contact Persons.
   Matti Soini: the Service Provider.
   Tom Johansson: the Client.

Annex 1.a.7.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

SERVICES RELATIVE TO TRANSPORT TO AND FROM WORK

Service Provider: Neste's Corporate Services.

1. Service Description.
   The service includes the provision of transportation to and from work for Client's personnel at the Porvoo Works in the current scope of such activity.

2. Obligations of the Service Provider.
   The Provider determines the itineraries and schedules together with the traffic contractors and sees to the performance of the obligations of the said contractors. The Provider informs Client's personnel of any changes in itineraries or schedules.

3. Service Price.
   The Client shall pay for the Service an amount of two hundred fifty-five
   (255) Finnish markkas per person per month.

4. Terms of Payment.
   Invoiced monthly, payable in arrear.

5. Duration.
   As per Article 2.1 of this Agreement.

6. Contact Persons.
   Sirpa Hakkinen: the Service Provider.
   Helja Takamaki: the Client.

Annex 1.b.1
-----------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

DOCUMENT SERVICES.

Service provider: Neste's Corporate Services.

1. Service Description.
   The Service is divided in three separate fields. The first, form supply service, comprises:

                      . supply of forms (assessment of the Client's needs,
                        design, printing, storage and distribution of forms);
                      . supply of electronic forms (as above, but user support
                        is provided as well);
                      . development of form and documentation systems.

   The second, publications, consists of:
                      . publication design, digital editing of pictures,
                        production of slides and overhead projector films and production of digital maps;
                      . photograph archives;
                      . production of business cards;

   The third consists of services related to archives and copying, as follows:
                      . maintenance of technical archives;
                      . copying as needed.

2. Obligations of the Service Provider.
   Provider shall take care of providing the above mentioned services to the Client.

3. Obligations of the Client.
   The Client will provide the record material to be archived.

4. Service Price.
   In fields of form supply service and publications, the Client shall be invoiced on the basis of realized costs (workmanship per working hours, material costs and any subcontracted work). Central archive service shall be charged per person employed by the unit. Technical archive service shall be charged on the basis of realized costs by each unit, divided proportionately by the number of documents. The copying service charges per assignment and a distribution fee, per hours of work, in accordance with the price list of the unit.

   The fees are to be agreed on the basis of internal pricing.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration
   As per Article 2.1 of this Agreement.

7. Contact Persons
   The Service Provider: Ulla Sorsa.

The Client: Aimo Kauhaniemi.

19

Annex 1.b.2.1
-------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

MAIL AND MESSENGER SERVICES

Service provider: Neste's Corporate Services.

1. Service Description.

   Office Services provided to the Client are divided into three fields: Mail and Messenger Services, Office Equipment Services and a Storage Service. Mail and Messenger Services consist of:

         . collecting, sorting and distribution of mail in the Client's offices, as well as the transportation of mail to and from the Porvoo Post Office;
         .  messenger service.

   Are included, at the Client's option:

         .  mass distribution service;
         .  journal circulation;
         .  filing service.

2. Obligations of the Service Provider.

   The Provider shall render the Services mentioned hereinabove. Mail shall be transported and distributed at most three times a day. The internal postal connections to Keilaniemi and to Naantali shall be maintained. Mail is distributed primarily to pigeonholes which the Client has procured in the Client's premises. The Provider procures other equipment needed in the execution of the service. Essential changes to distribution areas and in the amount of pigeonholes shall be negotiated separately.

3. Obligations of the Client.

   The Client shall designate adequate and suitable premises for the execution of the work and the Client shall give the postmen clearance passes needed for the collection and the delivery of mail.

4. Service Price.

   The total price of mail collection, sorting and distribution and the messenger service described above is in the beginning of the agreement period shall be agreed separately on the basis of internal pricing. The Price is determined on the basis of work hours of messengers and other personnel, postal fees and transportation equipment needed.
   The price of the optional services shall be agreed separately.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

20

7. Contact Persons.

   The Service Provider: Jouko Suutari.
   The Client: Mervi Vyrynen.

21

Annex 1.b.2.2.
--------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

OFFICE EQUIPMENT SERVICES

Service provider: Neste's Corporate Services.

1. Service Description.

   The Service consists of concentrated acquisition, storage and distribution of office equipment in the Kilpilahti area as well as recycling services. The office equipment shall be delivered to the Client in accordance with the Client's orders and as an internal transportation.

2. Obligations of the Service Provider.

   The ordered equipment shall be delivered to the area mainly by post. Acquisition of the equipment shall be performed on the basis of annual agreements.

3. Obligations of the Client.

   The Client shall take care of the possible further transportation of the equipment to the Client's premises.

4. Service Price.

   The Service shall be priced by the ordered equipment and shall comprise fees due to handling of orders, storage, distribution and bill verification. A recycling fee is included in the Service Price. The Price shall be agreed later on the basis of internal pricing.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Contact Persons.

   The Service Provider: Jouko Suutari.
   The Client: Mervi Vyrynen

22

Annex 1.b.2.3.
--------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

RENTAL SERVICE OF COPYING MACHINES

Service provider: Neste's Corporate Services.

1. Service Description.

   The agreement consists of renting copying machines with their mounting, maintenance and colour material.

2. Obligations of the Service Provider.

   Provider shall be responsible in the extent of this Agreement that the Client has available proper and reliable copying machines.

3. Obligations of the Client.

   The Client shall make necessary room for the copying machine in accordance with his needs. The Client shall also give a clearance pass for the maintenance personnel of the machine.

4. Service Price.

   The Service Price shall be charged per copied page, as agreed separately on the basis of internal pricing. Materials are charged as used by the Client.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Contact Persons.

   The Provider: Jouko Suutari
   The Client: Mervi Vyrynen.

23

Annex 1.b.2.4. (if applicable)
--------------------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

STORAGE, DISTRIBUTION AND PACKAGING SERVICES.

1. Service Description.

   The Service consists of:

       .  receiving services;
       .  storage services;
       .  distribution services;
       .  packaging services.

2. Service Price.

   Reception services are charged by the time used for handling of a specific delivery per hours of work. Storage services are charged by metres of shelf room taken by the stored object or by platform, at rates to be agreed respectively. Distribution and packaging shall be priced per hours of work. Any material and/or delivery costs are added.

3. Terms of Payment.

   Invoiced monthly, payable in arrear

4. Duration

   As per Article 2.1 of this Agreement.

5. Contact Persons

   The Provider: Jouko Suutari.
   The Client: Aimo Kauhaniemi.

24

Annex 1.b.3.
------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

TRANSPORTATION AND CAR MANAGEMENT SERVICES.

Service provider: Neste's Corporate Services.

1. Service Description.

   The Service comprises:

         . personnel and service car stock service, e.g. acquisition, management and mobile phone installations;
         . transportation of personnel and small-sized goods by Neste- and third-party-owned vehicles.

2. Obligations of the Service Provider.

   The Service shall be provided efficiently, in a professional manner and in accordance with the applicable safety regulations.

3. Obligations of the Client.

   To provide the necessary information in time and to pay due attention to safety regulations.

4. Service Price.

   A Neste-owned car, with a driver, is charged at a rate to be agreed per hour. A Neste-owned car, driven by the Client's employee, is charged at a rate to be agreed per kilometre. Third-party-owned vehicles cost an amount equal to the contract price stipulated in the contract with this third party. Such Price shall be determined on the basis on internal pricing.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice. If after this transitional period StyroChem faces serious difficulty in implementing a Service of its own, then the Parties shall negotiate to find a feasible solution in order to overcome such difficulty.

7. Contact Persons.

   The Provider: Jouko Suutari.
   The Client: Mervi Vyrynen.

25

Annex 1.b.4.
------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

TELEPHONE CENTRAL SERVICES.

Service provider: Neste's Corporate Services.

1. Service Description.

   Is included the services of the Porvoo Complex switch unit, including telephone call connections, information service, a default notice service, maintenance of related computer applications and management of telefax messages, as well as procurement of internal and external catalogues.

2. Obligations of the Service Provider.

   The Provider shall answer for the good operation of the telephone central in the extent of the current practice.

3. Obligations of the Client.

   The Client shall inform the switch board of relevant changes, for example in the Client's personnel.

4. Service Price.

   The Service Price is charged at a rate to be agreed per white collar employee employed by the Client. The Price does not include call charges. Any third party operator charges calls directly from the Client.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration

   As per Article 2.1 of this Agreement.

7. Contact Persons.

   The Provider: Eija Sebelja.
   The Client: Mervi Vyrynen.

26

Annex 1.c.1
-----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October 1997.

SERVICES RELATED TO PERSONNEL HOUSING

Service Provider: Neste's Corporate Services.

1. Service Description.

   Provider leases to the Client 14 flats, or such other number of flats as may be agreed later by the Parties. The lease agreements between Provider and Client shall be made in accordance with the Tenancy Act (especially chapter
   10), in accordance with other decisions, stipulations and directions given by the Dwellings' authorities, and in accordance with Provider's standard form of lease agreement and current policies.

2. Obligations of the Service Provider.

   The Provider shall take all measures needed at the beginning and at the end of a tenancy, such as drawing up the lease agreements and the maintenance of the flats in accordance with the lease agreements.

3. Obligations of the Client.

   The Client shall sublease the flats to its employees as company-owned flats. Current rent rates paid by the employees is set forth as Employees Rent in Appendix A.

4. Service Price.

   The Client shall pay to the Provider the currently Valid Rent (see Appendix
   A) and the Service Fee. The Service Fee is 10 % of the monthly invoiced rents. Possible rent rates paid by the employees is set forth in the lease agreements.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Contact Persons.

   The Provider: Leena Varis.
   The Client: Aimo Kauhaniemi.

27

Annex 1.c.2.
------------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

CLEANING SERVICES

Service Provider: Neste's Corporate Services.

1. Service Description.

   The cleaning of premises located at the Porvoo Works in offices and production facilities, as defined in Appendix 1, at the current level of quality.

2. Obligations of the Service Provider.

   The Provider shall provide the service in accordance with the stipulations of this contract, paying due regard to security regulations in force in the area. The Provider shall also ensure the adequate training of the personnel and the constant development of the Service.

3. Obligations of the Client.

   The Client shall provide the cleaners with the space needed for storage and maintenance and recreational facilities as well as adequate passes for entry to the premises. The Client shall pay a fee as defined in article 4 below.

4. Service Price.

   The Client shall pay for the Service an amount of forty-two thousand four hundred and thirty (42.430) Finnish markkas per month. This price is calculated on the basis of the amount of square metres cleaned and includes, for the offices, the cleaning work, supervision, material and equipment as well as the sanitation necessities; for the production facilities, the cleaning work, supervision, material, the equipment and the cleaning work during weekends.

   Additional work not listed herein shall be conducted at a mutually agreed price or at a price of one hundred and twenty (120) Finnish markkas per hour which includes the cleaning work, supervision and cleaning equipment.

5. Terms of Payment.

   Invoiced monthly, payable in advance.

6. Duration.

   Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice.

7. Contact Persons.

   Helena Virkkula (the Service Provider).
   Aimo Kauhaniemi (the Client).

28

Annex 1.c.3
-----------

to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

WASTE MANAGEMENT SERVICES

Service Provider: Neste's Corporate Services.

1. Service Description.

   The Service consists of waste management in Client's premises at the Porvoo Works in accordance with the respective waste management plans relative to community and dumping-area-cleared industrial waste, as well as special waste and waste for utility purpose as mentioned in the waste management plan. In addition, the Client has the possibility to bring hazardous waste generated in his activities to an intermediate landing for storage and transfer to further processing for an additional fee.

2. Obligations of the Service Provider.

   The Provider shall take care of the containers for community and dumping-area-cleared industrial waste, as well as the emptying of the said containers and the transportation of such waste to the dumping area. The Provider shall also bear the communal waste processing costs.

   The collection of waste for utility purposes shall be conducted in the following manner. With regard to paper collection, a container shall be delivered at each post of work, and collection boxes shall be placed nearby. From there on, the paper shall be transported in order to be recycled at least once in two weeks. As for paperboard collection, any paperboard left by the said boxes, as well as package paperboard collected to the containers shall be transported in order to be recycled as needed. Glass collected to the containers located in the laboratories shall be transported for recycling. Waste timber may be transported by the Provider to a storage area next to the petrochemical factories. In the said area the Provider shall be responsible for its good order, the chipping of timber and the transportation of chipped timber to the incineration plant.

   The Provider shall inform the Client monthly, in writing, of the quantity of waste per container as well as that of special waste, classed by department.

3. Obligations of the Client.

   The Client shall ensure that no unsuitable or inappropriate waste will be transported to the dumping area. The Client shall, at his own expense, take care of collection, loading, weighing and transportation of special waste to the dumping area. A Waste Declaration (form no. 811) shall be filled for each delivery of special waste. The Client shall, at his own expense, transport waste timber produced at his facilities to a collection area. The Client shall deliver his hazardous waste for intermediate landing in accordance with the instructions of the person in charge.

   The Client shall pay a fee as defined in article 4 below.

4. Service Price.

   The Client shall pay for the Service an amount of four hundred and fifty (450,00) Finnish markkas per metric ton of community and industrial waste, and five hundred

29

    and ten (510,00) Finnish markkas per metric ton of special waste. Costs resulting from storage, packing and forwarding of hazardous waste are included in the aforementioned fees. The transportation and the destruction of hazardous waste are invoiced directly from the Client by Ekokem. These Prices shall be renegotiated and applicable six (6) months after the Effective Date.

    The prices shall be adjusted at the end of each year in accordance with the change in costs such as communal processing charges, waste transportation fees and wage costs if the said costs rise by more than five (5) per cent. All collection of waste for utility purposes are included in the prices.

5.  Terms of Payment.

    Invoiced monthly, payable in arrear in accordance with the waste report. The storage of hazardous waste is invoiced, when the lot of waste has been sent. Value-added tax shall be added to such invoice at the current rate.

6.  Duration.

    As per Article 2.1 of this Agreement.

7.  Contact Persons.

    Urpo Tikka (the Service Provider.)
    Aimo Kauhaniemi (the Client).

30

Annex 1.c.4
-----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

ROAD MAINTENANCE SERVICES.

Service Provider: Neste's Corporate Services.

1. Service Description.

   The Service consists of road and parking area maintenance outside industrial areas in road areas owned by Neste to the agreed extent. Maintenance includes removal of snow in the yard, sanding, salting, garbage collection on the banks, removal of sand in coated areas, patching of coating, dragging, garbage collection in the yard, mending of road painting, maintenance of traffic signs and lighting in the road areas.

2. Obligations of the Service Provider.

   The Provider shall ensure that the execution of the work described in article 1 above is conducted at the right time and as economically as possible.

3. Obligations of the Client.

   Is not included in the price and the Client shall repair at his own expense any coating, parapets etc. damaged by construction or repair work. The Client shall pay a fee to the Provider as defined in article 4 below.

4. Service Price.

   The Client shall pay for the Service an amount of two thousand eight hundred (2.800) Finnish markkas per month.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Contact Persons.

   Vesa Visnen (the Service Provider.)
   Aimo Kauhaniemi (the Client).

31

Annex 1.c.5
-----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

SECURITY AND SURVEILLANCE SERVICES.

Service Provider: Neste's Corporate Services.

1. Service Description.

   The Service consists of guarding work, operational management, surveillance in accordance with the instructions and regulations to be given, communication and reporting, keeping up with the development of industrial security services and further development of the Service as well as services related to clearance passes. Local surveillance is ensured by one (1) security officer at Polystyreeni/Norlatex gate, eleven (11) hours a day, from 6 a.m. until 5 p.m. and one (1) security officer at the license bureau, six
   (6) hours a day, from 7 a.m. until 1 p.m. Area surveillance is ensured by one
   (1) car unit with one (1) security officer at all times and by another car unit with one (1) managing security officer. Additional surveillance may be conducted. Such surveillance shall be invoiced separately.

2. Obligations of the Service Provider.

   The Provider shall ensure that the work is executed with due professional skill, in accordance with the agreed instructions and regulations and at the agreed level of security. Additional security and surveillance work may be conducted at Client's request, as needed. Security personnel shall be duly equipped with uniforms, in conformity with the regulations of the Ministry of Interior and the circumstances in which the work takes place, as well as the RIS 21 (Road Information System) management system. A written report on observations and actions taken shall be produced by the personnel during the shift. The said report shall then be delivered to the Client. The personnel shall also verify and file surveillance information relative to the work. Technical equipment used in the work and owned by the Provider shall be tested daily. Any detected defect or malfunction shall be reported in writing to the Client.

3. Obligations of the Client.

   The Client shall provide the industrial security service with the maps, the schedules, the instructions and the regulations in relation to surveillance, the driving permissions needed in the area and the necessary keys, as well as the surveillance and recreational facilities for the personnel. The Client conducts all investment in and maintenance of gates and other surveillance facilities at his own expense. The Client shall see to the good functioning of technical equipment and surveillance facilities used by the security personnel and owned by the Provider. In the event of defect or malfunction, the Client shall see to the swift repair of such equipment or facility. The Client shall also ensure that the industrial security service is duly informed about the persons in charge of the said equipment and facilities as well as their deputies in order to be able to provide them with the malfunction reports and start the repair work as swiftly as possible. The Client shall also pay a fee to the Provider as defined in article 4 below.

4. Service Price.

   The Client shall pay for the Service an amount of eighteen thousand four hundred and seventy-five (18.475,00) Finnish markkas per month. Should the real costs of

32

   the service change, the Provider has the right to adjust the price accordingly each year. Such adjustments shall take into account the situation at the end of the year.

5. Terms of Payment.

   Invoiced monthly, payable in arrear. Any additional work not included in the price shall be invoiced by realized costs.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Other.

   Co-operation. Daily co-operation shall be conducted directly between the Client and the industrial security service. In the discussions on the development and contracts, the negotiating parties shall be the representatives of the Client and the Housing and Real Estate Services. Co-operation on the whole area is being developed by a Security Committee, meeting at least four (4) times a year. Its mission is defined in Appendix I.

8. Contact Persons.

   Jyrki Karppala (the Service Provider.)
   Aimo Kauhaniemi (the Client).

33

Annex 1.c.6
-----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

WORK TIME MANAGEMENT SERVICES.

Service Provider: Neste's Corporate Services.

1. Service Description.

   The Service is integrated, i.e. the Client will be provided with work time and lunch registration, access control and telephone central information service in the premises of the production facilities, as well as system maintenance and support attached thereto, both the personnel and the transmission of data included. In addition, a consultancy service shall be installed in order to develop and optimize the use of such integrated system. In order to meet the Client's needs, should they change or new ones emerge, the Provider will propose a solution by making a specific offer including the description of the steps to be taken, the schedule and the cost of the project.

2. Obligations of the Service Provider.

   The Provider shall provide a twenty-four-hour registration service, a mainframe computer system with sufficient capacity, a maintenance service for defective or malfunctioning equipment covered by the maintenance agreement which shall repair such equipment within one working day counted from the notification of the presence of such faulty equipment. In principle, the said service covers all equipment in the use of the service unit, i.e. all equipment not installed in a stationary manner to buildings, gates, as are, for instance, work time and access control terminals and readers. All communication equipment linking the terminals to the mainframe computer are owned by the Provider. All cabling, gates and equipment needed for electric locking are owned by the Client. The Client is bound by the limits of maintenance obligations as defined in the service agreement (0016/69/KHK) between the system provider (Inter Marketing) and the service provider.

3. Obligations of the Client.

   The Client shall provide an environment suitable for the equipment located in the Client's premises and ensure the continuity of electric current. The Client shall inform the Provider or a telephone repair service of any disruptions within one working day in order to keep the service uninterrupted. The Client shall pay the Provider a fee, as stipulated in article 4 of this Annex below.

4. Service Price.

   The Client shall pay for the Service an amount of twenty-three (23,00) Finnish markkas per access key per month. Any work not in the scope of basic work time reports or system maintenance and support shall be invoiced separately and charged at a rate of three hundred (300) Finnish markkas per working hour. Any costs resulting from additions to the system (e.g. readers, tailored applications) installed solely for the use of the Client shall be born exclusively by the Client. As the Provider is responsible for the good functioning of the system as a whole, all additions to the system must be approved by the Provider. It is advisable that the Client makes good use of the Provider's expertise in various stages of projects related to the system.

34

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Co-operation.

   In further negotiations on development and contracts the parties shall be the Client and the representatives of the local services.

8. Contact Persons.

   The Service Provider: Lauri Hallamki.
   The Client: Aimo Kauhaniemi.

35

Annex 1.d.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

OCCUPATIONAL HEALTH SERVICES

Service Provider: Neste's Corporate Services.

1. Service Description.

   The Service is an integrated occupational health service at the Porvoo Works, conducted in accordance with the good occupational health practices. The Service includes the compulsory occupational health services, as laid down by the Law, as well as other health services which includes medical inspection and treatment by a general practitioner.

   The terms of this contract may be subject to amendment if the Medical Insurance Act or other regulations related to occupational health are altered by the authorities or if the costs change essentially.

   All employees in a permanent relationship with the Client (including pensioners) are covered by this contract. Employees in a fixed-term relation with the Client are entitled to the services provided directly by the occupational health service since the beginning of the relation.

2. The Obligation of the Provider.

   The Provider shall ensure the availability of the Services and make annually a Compensation Application to the Governmental Pension Agency.

3. Obligations of the Client.

   The Client shall deliver to the Provider the personal data of employees as mutually agreed and keep the Provider informed of changes in personnel. No personal admission note or payment commitment is required of the employees as a condition of the provision of the service. The Client shall name a mutually agreed number of First Aid Cupboard Managers responsible for their good order and supply.

4. Service Price.

   The service price shall be determined as follows:

         . the medical calls ensured by the Occupational Health Service of the Provider shall be charged as per Appendix I;
         . services which are not call-based and laid down by the law shall be provided by the Occupational Health Service of the Provider at a charge of sixty-nine point zero four (69,04) Finnish markkas per person per month;
          . costs due to services in relation to occupational health laid down by the law, provided by third parties and supervised and intermediated by the Occupational Health Service shall be born by the Client. Recourse to the said service is allowed only by personal admission note by the Occupational Health Service.
          . accidental care shall be charged at nine point thirty (9,30) Finnish markkas per person per month.
          . costs due to investment in machinery of dental care are shared in proportion of the Client's employees of the total number of employees in the area. A special report shall be produced in the event of such project.

36

   Should an employee cancel his call less than one (1) day before the intended call, the Provider has the right to charge fifty (50) per cent of the list price of such call. Should the call not be cancelled at all, the regular list price shall be applicable.

5. Terms of Payment.

   Basic costs are invoiced monthly, the basis of which shall be the number of employees in that month. Calls to occupational health personnel shall be invoiced in arrear not later than the 8th of the next month.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Co-operation.

   In further negotiations on development and contracts the parties shall be the Client and the representatives of the local services.

8. Contact Persons.

   Jorma Heikkil: the Provider.
   Aimo Kauhaniemi: the Client.

37

Annex 1.e.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

INFORMATION SERVICES.

1. Service Description.

   Information Services support the operation of Neste Group's business units by the means of information gathering and analysis. The necessary information is provided at required speed and in a cost-efficient manner, in accordance with particular service contracts.

   The products include information searches, tailor-made newsletters or one-time reports on specific topics (optional), internal databases on the Neste Information Channel (optional), a price database on oil and petrochemical products (optional), guidance to independent information gathering as well as library services (acquisition of publications, circulation of journals and a collection of annual reports).

2. Obligations of the Provider.

   Rendering of the services described above, the extent of which is to be agreed.

3. Obligations of the Client.

   The Client shall pay the Service Price.

4. The Service Price.

   The Service shall be charged at three hundred and fifty (350) Finnish markkas per hour of work. Any external costs are added. Optional services as agreed.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Contact Persons.

   The Provider: Marja Ingelin.
   The Client: Aimo Kauhaniemi.

38

Annex 1.f.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

DEVELOPMENT SERVICES.

1. Service Description.

   The Service consists of:

         . assessment of individual employees and managers:
           Work Style and Motivation Analysis (PAPI), Preference inventories of work roles.
           Personality Assessment (Myers Briggs Type Indicator), in order to facilitate team building by means of understanding differences in personalities. Development Centers, personnel analysis by co-ordinated assessment of key personnel, organized together with outside consultants which can be tailor made as requested by the Client;
         . recruitment services comprising recruitment planning and selection;
         . language training services:
           Language testing and training programmes (both intensive and long-term) planning, selection of trainers and supervision, costs depending on programme;
         . Management Development planning Consultation in identification of key competences, potential evaluation and development planning.

2. Obligations of the Service Provider.

   The Provider shall render the Services in an efficient and professional manner, in accordance with the needs of the Client.

3. Obligations of the Client.

   The Client shall pay the Service Price for the used Services and provide the necessary information.

4. Service Price.

   Assessment: five hundred (500) Finnish markkas (PAPI) or two hundred (200) Finnish markkas (MTBI). Development centers shall costs six thousand (6.000) Finnish markkas. Recruitment services are charged at forty-five (45) Finnish markkas per hour per each employee in the unit.

5. Terms of Payment.

   Invoiced monthly, payable in arrear.

6. Duration.

   As per Article 2.1 of this Agreement.

7. Contact Persons.

   The Provider: Kirsti Tenhola
   The Client: Aimo Kauhaniemi.

39

Annex 2.a.
---------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

EHSQ Services

Service provider: Neste Chemicals.

1. Service Description.
   .  Safety Management Services for the Porvoo and Kokemaki plants
   .  Environment Engineering Services for the Porvoo and Kokemaki plants
   . Quality Management Services for Porvoo and Kokemaki plants in the current scope of practice.

2. Obligations of the Service Provider.
   The Provider ensures that these services are of good quality. The Provider's personnel shall have the competence to perform the Services and shall operate according to instructions and powers given by the Client. The Provider shall not change the main resources without notice to the Client and shall operate according to the laws and regulations of safety and occupational health. Client and Provider shall together decide if outside consultants are necessary in major assignments. The Provider shall be impartial when choosing suppliers and shall act in a manner that the free competition does not be disturbed.

3. Obligations of the Client.
   The Client shall use The Services when they are competitive and do its best to arrange for providers' clients and representatives a visit to its establishments.

4. Service Price.
   The Client shall pay for the local EHSQ services three hundred thousand (300.000) Finnish Markkas per year. Other related services are priced according to their realization, at three hundred and fifteen (315) Finnish markkas per hour of work.

5. Terms of payment.
   Invoiced monthly, payable thirty (30) days after the arrival of the invoice. The prices shall be determined annually. The collective bargain shall be taken into account separately if it differs from the annual period. An interest will be charged after the time of maturity.

6. Duration.
   Eight (8) months from the Effective Date unless terminated by the Client with thirty (30) days written notice.

7. Contact Persons.
   The Provider: Reijo Hartolahti.
   The Client: Aimo Kauhaniemi.

40

Annex 2.b.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

Purchase Services

Service provider: Neste Chemicals.

1. Service Description.
   The Provider shall provide to the Client with the following Services in Porvoo and Kokemaki plants in the fields of activity of
 .  Raw Materials and Additive Purchasing
 .  Transport Purchasing
 .  Maintenance Material Purchasing and transport expertise of dangerous substances
 .  Secretary of Buyers and Logistics in the current scope of practice.

2. Obligations of the Service Provider.
   The Provider shall provide these services in their present scope and ensure that they are of good quality. The Provider's personnel shall perform the Services and operate in accordance with the instructions and powers given by the Client. The Provider shall not change the key resources without notice to the Client and shall operate in accordance with the laws of safety and occupational health. The Client and the Provider shall assess together the need of outside consultancy in major projects. The Provider shall be impartial when choosing suppliers and shall act so as not to hamper free competition.

3. Obligations of the Client.
   The Client shall use the Services when they are competitive and do its best to arrange visits for the Provider's clients and representatives to the Client's establishments at the Provider's request.

4. Service Price.
   The Client shall pay for
   . the Services of the Purchasing Group an amount of four hundred and twenty-five thousand six hundred (425.600) Finnish Markkas per year.
   . the Client shall pay for the extra Purchasing Service an amount of two hundred (200) Finnish markkas per hour of work.
   .  other costs according to realization of those services.
   .  its behalf of the costs of common commitments.

5. Terms of payment.
   Invoiced monthly, payable thirty (30) days after the arrival of the invoice. The prices shall be determined annually. Collective agreements shall be taken into account separately, should their term not be annual. An interest will be charged after the time of maturity.

6. Duration.
   Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice.

41

7. Contact Persons.
   The Provider: Juha Sipila.
   The Client: Aimo Kauhaniemi.

42

Annex 2.c.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

MAINTENANCE SERVICES

Service provider: Neste Chemicals Division.

1. Service Description.
   The Service consists of
   -  Maintenance Services of electrical equipment, machinery and instruments
   -  Inspection Services for the Porvoo Plant
   - Storage Services for the Porvoo and Kokemaki plants in the current scope of practice.

2. Obligations of the Service Provider.
   The Provider shall render these services in their present scope and ensure that these services are of good quality. The Provider's personnel shall have the competence to perform the Services and shall operate according to instructions and powers given by the Client. The Provider shall not change the main resources without a notice to the Client and shall operate according to the laws and regulations of safety and occupational health. Client and Provider shall together decide if consultants are necessary in major assignments. The Provider shall be impartial when choosing suppliers and shall act in a manner that the free competition does not be disturbed.

3. Obligations of the Client.
   The Client shall use The Services when they are competitive and do its best to arrange for providers' clients and representatives a visit to its establishments.

4. Service Price.
   The Client shall pay for
   . the Maintenance Services an amount of two hundred (200) Finnish markkas per hour;
   . the Inspection Services an amount of eighty-eight thousand (88.000) Finnish markkas per year;
   .  the Storage Services an amount according to the use of services.

5. Terms of payment.
   Invoiced monthly, payable thirty (30) days after the arrival of the invoice.

6. Duration.
   As per Article 2.1 of this Agreement.

7. Contact Persons.
   The Provider: Voitto Pulkkinen.
   The Client: Aimo Kauhaniemi.

43

Annex 2.d.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

BOOKKEEPING AND ACCOUNTING

1. Service Description.
     The Service includes bookkeeping and accounting for a transitional period with the current accounting chart and Neste's corporate information systems ESIDEAL and GL:M. Bookkeeping shall comprise:
        . purchase invoicing (preliminary booking entries, acceptance, accounting, entries into the computation system, payments);
        .  ledgers (both debtors' and creditors');
        . bank account management and treasury (handling of account statements, foreign currencies, travel bill payments);
        .  property accounting;
        . other operations (various invoices, installation of computation systems, VAT accounting, preliminary taxation, social charges, bookkeeping of product sales invoicing and balance in accordance with the Finnish legislation).

2. Obligations of the Service Provider.

     The Provider shall take care of the Service in the extent described above in accordance with the good accounting practice and applicable Finnish legislation.

3. Obligations of the Client.

     The Client shall ensure the adequacy of appreciations of current assets. The Client shall pass all information needed for accounting to the Provider.

4. Service Price.

     Personnel resources: forty thousand (40.000) Finnish markkas per month. Computation systems:
           . Corporate Administration Service Fee: thirty thousand(30.000) Finnish markkas per month;
           . Operating Costs: twenty thousand (20.000) Finnish markkas per month;
           .  Software License Fee for GL:M, if applicable;
           . the Client will charge the Provider for the downstream bookkeeping operations in 1997 the amount of twenty thousand (20.000) Finnish markkas per month.

5. Terms of Payment.
     Invoiced monthly, payable in arrear.

6. Duration.
     Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice. If after this transitional period StyroChem faces serious difficulty in implementing a Service of its own, then the Parties shall negotiate to find a feasible solution in order to overcome such difficulty.

44

7. Contact Persons.
     The Service Provider: Leena Uutela.
     The Client: Pekka Suhonen.

45

Annex 3.a.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

FIRE FIGHTING AND FIRE PROTECTION SERVICE

Service Provider: Neste Oil

1. Service Description.
   Neste shall continue centralized fire fighting and fire protection services in the Porvoo Works. The service includes fire prevention, inspection and auditing, a fire alarm system, an ambulance service, fire and rescue activities, fire equipment services, fire expert services as well as oil and chemicals defence. If the Client reverts to a third party service provider, Neste's consent is necessary. Such consent shall not be unreasonably withheld, provided that the said third party meets Neste's reasonable requirements as to expertise and Neste's reasonable safety regulations.

2. Service Price.
   The Client shall pay an amount equal to four hundred and forty-eight thousand (448.000) Finnish markkas per year for fire fighting and five thousand (5.000) Finnish markkas per year for Chemical Equipment Production Fund. The cost of the fire brigade is on the basis of actual insurance values. High-risk or low-risk activities may cause this fee to be adjusted. The Client is entitled to audit the costs for the Service.

3. Terms of Payment.
   Three (3) times a year, payable in arrear, within thirty (30) days of the date of invoice.

4. Duration.
   The provision of the service shall start at the Effective Date of the Agreement and continue for ten (10) years thereafter or until terminated in writing by the Client, giving the Provider a notice period of three (3) years.

5. Contact Persons.
   Jouko Korkeakoski: the Provider
   Aimo Kauhaniemi: the Client.

46

Annex 3.b.
----------
to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

HARBOUR SERVICES

Service Provider: Neste Oil.

1. Service Description.
   Neste shall maintain and offer all harbour services needed by the Client through all its harbours at Neste's Porvoo Works.

2. Obligations of the Service Provider.
   Responsibility is divided between the Provider and the Client in accordance with international and national custom.

   The Client delivers the goods to the agreed harbour area, and shall bear the related costs as well as the responsibility for the maintenance of transferring facilities and equipment. Starting from the XCV or EOV valves, whichever is earlier, the responsibility lies on the Provider.

   Outside the fenced harbour area, the Provider's responsibility covers firelines and posts, docks, harbour's waters, electric tracings, roads, lighting, fences, gates, surveillance and security and buildings.

   The Provider shall be responsible for maintenance of cargo lines and equipment but not for their renewal or repair which are considered as investment. The Provider generally bears the cost of investment, save the cargo lines or facilities in connection with cargo transfers, in which case the Provider's burden is limited to investment in equipment located after the XCV or EOV valves, whichever is earlier. If the said investment requires fire fighting, sea or land environment protection equipment, the Harbour's (Provider's) share is fifty (50) percent. The same applies to regulations laid down by the Authorities which alter or add to the obligations of the harbour.

3. Obligations of the Client.
   The Client shall be responsible for preparing of cargo lines for loading and unloading, including taking samples, recycling, returns and the resulting costs. Outside the fenced harbour area, the Client shall see to maintenance of its own facilities and pipelines.

   The Client receiving deliveries through the harbour has the obligation to collect, at its own expense, waste produced by washing of tanks and/or pipelines. The need for such activities is assessed on the basis of the Provider's safety regulations.

4. Service Price.
   A Port Due, based on the amount of goods passing through the harbour, is charged from the Client. It comprises a service fee increased by any costs due to investment and other capital costs.

Dues for 1997 are:

47

           . import and export (including domestic) of crude oil and oil products: two point sixty-five (2,65) Finnish markkas per metric ton;
           . import (including domestic) of chemical products, chemical compounds and gases: fifteen point forty (15,40) Finnish markkas per metric ton;
           . export (including domestic) of chemical products, chemical compounds and gases: seven point sixty (7,60) Finnish markkas per metric ton;
           . import and export (including domestic) of plastics products:
             fourteen point eighty (14,80) Finnish markkas per metric ton.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   The Client, its legal successors and assignees have the right to use all harbours at the Porvoo Works for its industrial activities in accordance with this Agreement at the price defined in article 4 above. To the extent possible such rights of the Client shall be formalized through and subject to any easement and/or other registrations required by the Client. Separate agreements have been signed with regard to the access and use of harbour and such easements.

7. Specific Agreement.
   Subject to principles contained in this Annex 3.b. and the Agreement and the provisions contained in other agreements between the parties (such as Utility Agreement) and taking into account the present practice within Neste, the Parties shall agree upon the detailed provisions with respect to i.a. allocation of responsibility and liability related to the harbour, such provisions to be incorporated into separate agreement(s).

8. Contact Persons.
   Erkki Kotiranta: the Provider
   Aimo Kauhaniemi: the Client.


Annex 3.c.
----------

48

to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

WAREHOUSE SERVICES

Service Provider: Neste Oil.

1. Service Description.
   Neste Oy concerning Oil refinery storage and StyroChem Finland Oy have agreed to offer Warehouse Services to each other. They have also agreed for "the principle of balanced cross usage" of their storages. The pricing of the material is based on (the weighted average storage price of the item plus 10% capital cost added with VAT).

2. Service Price.
   In case of a bigger difference in the number of yearly deliveries a fee to be agreed by the Parties, per each additional delivery, shall be paid by the Party which has received more services. The Parties shall check this yearly balance of deliveries during each January. The possible service price for the coming year shall be agreed before November 1.

3. Terms of Payment.
   In accordance with the main contract.

4. Duration.
   As per Article 2.1 of this Agreement.

5. Contact Persons.
   Tom Fyrqvist: the Provider
   Aimo Kauhaniemi: the Client.




Annex 4.a.
----------

49

to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

SERVICES RELATED TO ENVIRONMENT AND INDUSTRIAL HYGIENE

Service Provider: Neste Oy

1. Service Description.
   The function of the Environment and Industrial Hygiene Unit is to conduct and plan research concerning the environment and industrial hygiene at Neste Oy and to assess the need for research. The service also includes assistance and consulting in unexpected situations.

   Basic services are agreed upon in an annual plan. They include:
           . Environmental Research: environmental follow-up studies (notably air quality), noise level measurements and other research, as mutually agreed;
           . Industrial Hygiene Research: basic field studies and measurements
             (chemical, physical and biological agents), participation in risk assessment, information service, guidance and testing of monitoring equipment;
           . Comments, communication and public relations management, follow-up of regulations and standards related to the aforementioned fields, in some cases participation in their preparation;
           . Unexpected needs for research not included in the plan, the costs of which do not exceed that of two to three days' work;
           . Participation in training, as agreed.

   All activities during the planned year cannot be covered beforehand. The price of additional projects is to be agreed separately.

2. The Obligations of the Provider.
   The Provider renders the Services in the extent described above.

3. Service Price.
   The Client shall pay for the Service an amount determined in the annual plan in accordance with the units internal pricing practices. A proposal for costs to the Client is made every year with the budget. The price includes variable and fixed costs as well as capital costs and is based on the estimated amount of work. For information purposes only, 1996 prices were based on 530 hours, and the resulting annual price was approximately 185.000 FIM.

4. Terms of Payment.
   The Service Price shall be invoiced monthly the basis of which is mutually agreed and be payable in arrear.

5. Duration.
   As per Article 2.1 of this Agreement, with the exception that this Service cannot be terminated by StyroChem at any time other than at the end of a fiscal year. The Parties recognize that representatives of the provider and Client are currently meeting to evaluate which of the services listed above are required by law and which services are at the election of Client. Provider and Client shall mutually develop a plan for the

50

   provision of agreed services during fiscal year 1998 based on the results of these discussions.

6. Contact Persons.
   Riitta Viinanen: the Provider.
   Aimo Kauhaniemi: the Client.

51

Annex 4.b.
----------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

TECHNOLOGY SERVICES

Service provider: Neste's Technology services.

Service Description.
1. The services provided by the Neste Corporate Technology Unit.

2. Obligations of the Service Provider.
   The Provider shall render services related to analytical research, technical support, information management and r&d services. The Client has the right to use these Services in accordance with a specific agreement made separately each time.

3. Obligations of the Client.
   The Client shall pay the Service Price.

4. Service Price.
   The Service Price may consist of workmanship, charged per hour of work and/or a fixed price, as described in the Technology Unit Price List. The Price of turn key agreements and projects not included in the list are determined case by case.
   The Price list shall be made available to the Client. The Prices are based on the Provider's present cost structure according to the directives of Neste Corporation. All the prices are exclusive of VAT.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   As per Article 2.1 of this Agreement.

7. Contact Persons.
   Lars Gadda and Jukka Ukkonen (the Provider).
   Tom Johansson (the Client).

52

Annex 4.c.1.
------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

SERVICES RELATIVE TO INFORMATION SYSTEMS

1. Service Description.
   Neste Data's services to the Client's Polystyrene Plant at the Porvoo Works and the Kokemaki Plant include:
        . system maintenance such as maintenance readiness in accordance with agreed urgency levels, correction of software errors, user support and telephone consultation, provision of updated manuals and other documentation;
        . system development, based on a separate agreement. The information systems for which the Service Provider shall be responsible for shall be:
        . the logistics systems (order handling, warehouse and production operations, quality control);
        . the maintenance systems (spare parts inventory management, raw material management, work order management, maintenance cost accounting). This Service does not include Isora's information systems. Any consultation needed by the Client in these plants shall be given under Annex 5.

2. Obligations of the Service Provider.
   The Services described in Article 1 above shall be provided in accordance with the current practice, as defined in the Service Agreements between Neste Data and Neste Polystyrene, if the stipulations stated therein are not in contradiction with the stipulations of this Agreement.

3. Obligations of the Client.
   The Client shall pay the Service Price.

4. Service Price.
   Maintenance of Logistics systems shall cost thirtyseven thousand and five hundred (37.500) Finnish markkas per month. The Maintenance system service shall be charged at eight thousand and three hundred and fourty (8.340) Finnish markkas per month. The price of any development shall be determined separately per the Neste Data Price List.

5. Terms of Payment.
   Monthly in arrear.

6. Duration.
   Six (6) months from the Effective Date unless terminated by the Client with thirty (30) days written notice.

7. Contact Persons.
   The Service Provider: Matti Nieminen.
   The Client: Aimo Kauhaniemi.

53

Annex 4.c.2.
------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

END USER SUPPORT SERVICES

1. Service Description.
   Neste Data's End User Support Services to the Client's Polystyrene Plant at the Porvoo Works consists of help desk services, other user support, back office support as well as local and wide area network support. This Service does not include Isora or Kokemaki's information systems. Any consultation needed by the Client in these plants shall be given under Annex 5.

2. Obligations of the Service Provider.
   The Services described in Article 1 above shall be provided in accordance with the current practice, as defined in the Service Agreements between Neste Data and Neste Polystyrene, if the stipulations stated therein are not in contradiction with the stipulations of this Agreement.

3. Obligations of the Client.
   The Client shall pay the Service Price.

4. Service Price.
   End user support services are charged at three hundred ninety (390) Finnish markkas per hour. The Price does not include any investment, hardware maintenance, program licenses or data- or telecommunication fees. At the Client's option, electronic mail service can be provided at a cost of two thousand and five hundred (2.500) Finnish markkas per year per mailbox for Porvoo Works as well as StyroChem Finland Oy, ThermiSol Finland Oy, ThermiSol Denmark ApS and ThermiSol Sweden AB.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   As per Article 2.1 of this Agreement.

7. Contact Persons.
   The Service Provider: Kari Keskiivari.
   The Client: Aimo Kauhaniemi.

54

Annex 4.c.3.
------------
to the Neste Service Agreement Between Neste Oy (the Provider) and StyroChem Finland Oy (the Client) dated the 15th of October, 1997.

TELECOMMUNICATION SERVICES

Service provider: Neste Data.

1. Service Description.
   The Service consists of:
        . network maintenance such as troubleshooting, cable laying and repair, documentation on network routing and cable localization;
        . switchboard system maintenance, including acquisition of telephones; installation, repair, support; procurement of material; subscription card installation; troubleshooting; maintenance and installation of the staff location network; receiver procurement and service; voice mail; and applications related to telephony;
        . cellular phones and long-distance staff location (procurement, installation, Privatel service, repair and end-user support);
        . telefax services (procurement, installation, transfer, repair, user support)
        . connection register (switchboard network, general cabled network, cellular phones, long-distance staff location);
        .  service agreements with third party telephone operators;
        .  service development and application design.

2. Obligations of the Service Provider.
   The Provider renders the Services hereinabove in accordance with the methods and the schedules agreed upon with the Client. The Provider sees to the sufficient number of personnel as well as the requirements related to professional skill and equipment.

   These Services are to be rendered during usual working hours, with the exception of system updates. Service availability shall be ensured by means of wireless communication systems and duty arrangements. Outside working hours, messages are received by telefax and voice mail. The home numbers as well as the cellular phone numbers of experts shall be given to the Client without obligation.

   Troubleshooting during working hours shall be started immediately.
   The Provider shall supervise and take part in troubleshooting and repair of telecommunications systems for which the responsibility lies mainly on third party operators, such as switchboard network and Privatel. Any reimbursement due to defaults in the said systems shall be transferred to the Client by the Provider. Operators' emergency numbers shall be given to Client's disposal.

   Additional services are provided if the needed resources are available. Such services shall be invoiced as agreed.

3. Obligations of the Client.
   The Client shall inform the Provider of any change of importance in the environment related to telephony and any future needs. The Client shall provide the necessary information on the system and help in troubleshooting. The Client ensures that agreed regulations are followed by Client's personnel.
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4. Service Price.
   One hundred and eighteen (118) Finnish markkas per analogue extension per month and one hundred twenty-seven (127) Finnish markkas per digital extension per month.

5. Terms of Payment.
   Invoiced monthly, payable in arrear.

6. Duration.
   As per Article 2.1 of this Agreement.

7. Contact Persons.
   Jorma Veikkolainen (the Provider).
   Mervi Vayrynen (the Client).
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Annex 5.a.
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to the Neste Service Agreement between Neste Oy (the Provider) and StyroChem
Finland Oy (the Client) dated the 15th October, 1997.

SERVICES RELATED TO EXCHANGE OF EXPERTS

Service Provider: any division or business unit within Neste Group.

1. Service Description.
   Neste Oy and StyroChem Oy have agreed to exchange experts, directly in connection with the acquisition, at the conditions set out in this Annex. The service consists of the provision of expertise in short-term projects (from 1 to 14 days). The conditions for the exchange of experts in projects longer than 14 days are to be agreed separately. The Provider is under no obligation to render expertise in excess of the current extent and scope of practice.

2. Obligations of the Service Provider.
   A Party is obliged to provide such expertise especially when, in consideration of the acquisition, know-how has remained solely in the hands of this Party.

3. Service Price.
   The Client shall pay for the Service as follows:
           . four hundred and ten (410) Finnish markkas per working hour of special expertise;
           . three hundred and fifty (350) Finnish markkas per working hour of labour consultant;
           . three hundred and twenty (320) Finnish markkas per working hour of white-collar worker or expert;
           . two hundred and eighty (280) Finnish markkas per working hour of blue-collar worker or comparable.
   Value-added tax is not included in these figures.

4. Duration.
   As per Article 2.1 of this Agreement.

5. Contact Persons.
   Pertti Silantera: The Provider
   Aimo Kauhaniemi: the Client.